UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  06/22/2011

Vantage Drilling Company
(Exact name of registrant as specified in its charter)

Commission File Number:  001-34094

Cayman Islands	N/A
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

777 Post Oak Boulevard, Suite 800
Houston, Texas 77056
(Address of principal executive offices, including zip code)

(281) 404-4700
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.    Other Events

On June 22, 2011, Vantage Drilling Company (the "Company") issued a press release announcing that it currently plans to hold its 2011 Extraordinary General Meeting in lieu of Annual General Meeting (the "Meeting") at 9:30 a.m. on Thursday, July 28, 2011, at the offices of Porter Hedges LLP, 1000 Main Street, 36th Floor, Houston, Texas 77002. Shareholders of record as of the close of business on June 27, 2011 are entitled to notice of and vote at the Meeting. Since the date of the Meeting will occur more than 30 days from the anniversary of the Company's prior annual meeting of shareholders (held on January 7, 2011), the Company has set new deadlines for the receipt of shareholder proposals and related matters as outlined below. A copy of the press release is furnished as an exhibit to this Current Report on Form 8-K.

Rule 14a-8 Shareholder Proposal Deadline - Inclusion of Proposal in Company Proxy Statement

        For shareholder proposals submitted pursuant to Rule 14a-8 under the Securities Exchange Act of 1934 (the "Exchange Act") to be presented at the Meeting and included in the Company's proxy statement, such proposals must be submitted and received by the Company's Secretary at our principal U. S. offices, Vantage Drilling Company, 777 Post Oak Boulevard, Suite 800, Houston, Texas 77056, no later than July 1, 2011, which we believe is a reasonable time before we will begin to print and send our proxy materials. Shareholders should understand that any such proposals will need to comply with the rules of the Securities and Exchange Commission regarding the inclusion of shareholder proposals in the Company's proxy statement, and may be omitted if not in compliance with all applicable requirements.

Timely Notice Under Rule 14a-4(c) - Discretionary Voting Authority for Proxies

        If a shareholder wishes to submit a proposal at the Meeting outside of Rule 14a-8, then in order for such proposal to be considered "timely" for purposes of Rule 14a-4(c) under the Exchange Act (which rule relates to the circumstances under which a proxy appointment may confer discretionary authority upon a proxy to vote on certain matters), the proposal must be received at the above address of the Company not later than July 1, 2011, which we believe is a reasonable time before we will begin to print and send our proxy materials for the Meeting.

Item 9.01.    Financial Statements and Exhibits

99.1 Press Release dated June 22, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Vantage Drilling Company

Date: June 28, 2011	By:	/s/ Douglas G. Smith
Douglas G. Smith
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
EX-99.1	Press Release dated June 22, 2011.